Debt (Details) - Schedule of long-term debt, net - Manscaped Holdings, LLC [Member] - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Debt Instrument [Line Items]
Line of credit		$ 15,000	$ 7,000
Term loan	[1]	36,111	24,083
Total debt		51,111	31,083
Less: unamortized debt issuance costs	[1]	5,385	4,188
Total debt, net of debt issuance costs		45,726	26,895
Less: current portion		15,000	7,000
Total long-term debt, net		$ 30,726	$ 19,895

[1]	The term loan amount includes $6.1 million and $4.1 million related to the minimum return payment expected at maturity as of December 31, 2021 and 2020, respectively. Unamortized debt issuance costs includes $5.3 million and $4.1 million related to unamortized minimum return payment as of December 31, 2021 and 2020, respectively. See below for further discussion.